                                                                      Exhibit 20


                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
       Distribution Date of December 27, 1999 for the Collection Period of
                      November 1 through November 30, 1999



POOL DATA - ORIGINAL DEAL PARAMETERS
Aggregate Net Investment Value (ANIV)                                           749,988,732.51
Discounted Principal Balance                                                    749,988,732.51
Servicer Advance                                                                  1,324,812.20
Servicer Payahead                                                                 1,260,008.73
Number of Contracts                                                                     34,185
Weighted Average Lease Rate                                                               6.81%
Weighted Average Remaining Term                                                           33.8
Servicing Fee Percentage                                                                  1.00%

POOL DATA - CURRENT MONTH
  Aggregate Net Investment Value                                                749,930,742.06
  Discounted Principal Balance                                                  749,666,986.13
  Servicer Advances                                                               2,307,260.21
  Servicer Pay Ahead Balance                                                      2,059,856.41
  Maturity Advances Outstanding                                                              -
  Number of Current Contracts                                                           37,943
  Weighted Average Lease Rate                                                            6.83%
  Weighted Average Remaining Term                                                         21.2




RESERVE FUND:
  Initial Deposit Amount                                                         28,124,577.47
  Specified Reserve Fund Percentage                                                       5.50%
  Specified Reserve Fund Amount                                                  41,249,380.29
  Specified Reserve Fund Percentage (IF CONDITION I, II OR III MET)                       6.50%
  Specified Reserve Fund Amount (IF CONDITION I, II OR III MET)                  48,749,267.61




                                              Class A              Class B              Total
                                               Amount               Amount              Amount
                                               ------               ------              ------
Beginning Balance                          40,153,630.29         1,095,750.00        41,249,380.29
Withdrawal Amount                                     --                   --                   --
Transferor Excess                           1,145,843.06                              1,145,843.06
                                           -------------------------------------------------------
Reserve Fund Balance Prior to Release      41,299,473.35         1,095,750.00        42,395,223.35
Specified Reserve Fund Balance             40,153,630.29         1,095,750.00        41,249,380.29
Release to Transferor                       1,145,843.06                   --         1,145,843.06
                                           -------------------------------------------------------
Ending Reserve Fund Balance                40,153,630.29         1,095,750.00        41,249,380.29
Cumulative Withdrawal Amount                          --                   --                   --




LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                              VEHICLES
                                                                           --------
  Liquidated Contracts                                                        83
  Discounted Principal Balance                                                                1,540,972.64
  Net Liquidation Proceeds                                                                   (1,313,897.23)
  Recoveries - Previously Liquidated Contracts                                                  (13,561.00)
                                                                                           ----------------
  Aggregate Credit Losses for the Collection Period                                             213,514.41
                                                                                           ================
  Cumulative Credit Losses for all Periods                                                    2,603,448.62
                                                                                           ================
  Repossessed in Current Period                                               53




RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                       Annualized Average
FOR EACH COLLECTION PERIOD:                                                    Charge-Off Rate
                                                                          ------------------------
    Second Preceding Collection Period                                                      0.48%
    First Preceding Collection Period                                                       0.35%
    Current Collection Period                                                               0.34%

CONDITION (i) (CHARGE-OFF RATE)
Three Month Average                                                                         0.39%
Charge-off Rate Indicator ( greater than 1.25%)                                 CONDITION NOT MET




DELINQUENT CONTRACTS:                                                          PERCENT       ACCOUNTS      PERCENT          ANIV
                                                                               -------       --------      -------          ----
  31-60 Days Delinquent                                                         1.18%           448         1.13%       8,505,200.69
  61-90 Days Delinquent                                                         0.06%            24         0.07%         500,022.19
 Over 90 Days Delinquent                                                        0.03%            12         0.04%         282,767.01
                                                                                             --------                   ------------
  Total Delinquencies                                                                           484                     9,287,989.89
                                                                                             ========                   ============


RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                                                         0.08%
    First Preceding Collection Period                                                                                          0.09%
    Current Collection Period                                                                                                  0.09%

------------------------------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                                                            0.09%
Delinquency Percentage Indicator ( greater than 1.25%)                                                             CONDITION NOT MET




RESIDUAL VALUE (GAIN) LOSS:                                         VEHICLES
  Matured Lease Vehicle Inventory Sold                                 36                  648,997.91
                                                                       --
  Net Liquidation Proceeds                                                                (579,372.82)
                                                                                          -----------
  Net Residual Value (Gain) Loss                                                            69,625.09
                                                                                          ===========
  Cumulative Residual Value (Gain) Loss all periods                                        294,575.67
                                                                                          ===========











                                                                                       Average              Average
                                              Number      Scheduled       Sale      Net Liquidation         Residual
MATURED VEHICLES SOLD FOR                      Sold       Maturities     Ratio         Proceeds               Value
                                              ------      ----------     -----      ---------------         --------
EACH COLLECTION PERIOD:
  Second Preceding Collection Period            46           131         35.11%        16,145.30          18,063.56
  First Preceding Collection Period             55            72         76.39%        15,164.55          17,129.79
  Current Collection Period                     36            10        100.00%        16,093.69          18,066.64
  Three Month Average                                                                  15,738.00          17,689.50

Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                               88.97%





                                                                                             CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                                         AMOUNT/RATIO            TEST MET?
                                                                                             --------------           ---------
a) Number of Vehicles Sold greater than 25% of Scheduled Maturities                               100.00%                 YES

b) Number of Scheduled Maturities greater than 500                                                    10                   NO

c) 3 Month Average Matured Leased Vehicle Proceeds less than 75% of Avg. Residual Values           88.97%                  NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                               CONDITION NOT MET



                                                                                        CERTIFICATE BALANCE
                                                                                        -------------------
                                                                      Total             Percent     Balance
-------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                98.00%
---------
  Interest Collections                                                5,436,383.44
  Net Investment Income                                                  30,713.54
  Non-recoverable Advances                                              (45,133.07)
                                                                      ------------
    Available Interest                                                5,421,963.91                 5,313,975.39
  Class A1, A2, A3 Notional Interest Accrual Amount                  (3,075,508.25)               (3,075,508.25)
  Unreimbursed A1, A2, A3 Interest Shortfall                                     -                            -
  Interest Accrual for Adjusted Class B Certificate Bal.               (282,419.42)                 (282,419.42)
  Class B Interest Carryover Shortfall                                           -
  Servicer's Fee                                                       (624,946.99)                 (612,448.05)
  Capped Expenses                                                       (15,745.94)                  (15,431.02)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                             -                            -
  Uncapped Expenses                                                              -                            -
                                                                     -------------                -------------
  Total Unallocated Interest                                          1,423,343.31                 1,328,168.65
  Excess Interest to Transferor                                                                   (1,328,168.65)
                                                                     -------------                -------------
  Net Interest Collections Available                                  1,423,343.31                            -
  Interest Collections Allocated to Losses                             (277,500.25)
  Accelerated Principal Distribution                                             -
                                                                     -------------
  Deposit to Reserve Fund                                             1,145,843.06
                                                                     -------------
  Withdrawal from Reserve Fund                                                   -
                                                                     -------------
PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                  (283,139.50)                 (277,500.25)
  Loss Reimbursement from Transferor                                    277,500.25                   277,500.25
  Loss Reimbursement from Reserve Fund                                           -
                                                                     -------------                  -----------

  Transferor Ending Certificate Principal Loss Amount                    (5,639.25)                           -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                              -
  Current increase (decrease)                                                    -
                                                                     -------------
  Ending Balance                                                                 -
                                                                     -------------
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                              -
  Current increase (decrease)                                                    -
                                                                     -------------
  Ending Balance                                                                 -
                                                                     -------------
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                              -
  Current increase (decrease)                                                    -
                                                                     -------------
  Ending Balance                                                                 -
                                                                     -------------
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                              -
  Current increase (decrease)                                                    -
                                                                     -------------
  Ending Balance                                                                 -
                                                                     -------------
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                  -
  Allocations - Current Period                                                   -                            -
  Allocations - Accelerated Principal Distribution                               -                            -
  Allocations - Not Disbursed Beginning of Period                                -                            -
  Allocations - Not Disbursed End of Period                                      -                            -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                      11,219,626.07                10,073,783.01
  Allocations - Current Period                                        3,357,927.67                 3,357,927.67
  Allocations - Not Disbursed Beginning of Period                     6,715,855.34                 6,715,855.34
  Allocations - Not Disbursed End of Period                                      -                            -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund                                       1,145,843.06
  Due To Trust                                                       10,073,783.01                10,073,783.01
                                                                     -------------                -------------
     Total Due To Trust                                              11,219,626.07                10,073,783.01




                                                                CLASS A1          CLASS A2          CLASS A3       CLASS B
                                                                --------          --------          --------       -------
                                                                Balance           Balance           Balance        Balance
                                                             ---------------------------------------------------------------

INTEREST:
---------
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

    Available Interest
  Class A1, A2, A3 Notional Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest Shortfall                 1,366,450.81       3,069,091.90       526,336.61      352,096.06
  Interest Accrual for Adjusted Class B Certificate Bal.      (829,237.50)     (1,914,848.75)     (331,422.00)
  Class B Interest Carryover Shortfall                                  -                  -                -
  Servicer's Fee                                                                                                 (282,419.42)
  Capped Expenses                                                                                                          -
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses
                                                                                                                           -
  Total Unallocated Interest                                                                                               -
  Excess Interest to Transferor
  Net Interest Collections Available
  Interest Collections Allocated to Losses
  Accelerated Principal Distribution
  Deposit to Reserve Fund
  Withdrawal from Reserve Fund
PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount
  Loss Reimbursement from Transferor
  Loss Reimbursement from Reserve Fund                                                                            (277,500.25)
                                                                                                                   277,500.25
                                                                                                                   ----------
  Transferor Ending Certificate Principal Loss Amount
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                                                                         -
  Current increase (decrease)

  Ending Balance

CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                              2,487,712.50       5,744,546.25       994,266.00      847,258.26
  Allocations - Current Period                                 829,237.50       1,914,848.75       331,422.00      282,419.42
  Allocations - Not Disbursed Beginning of Period            1,658,475.00       3,829,697.50       662,844.00      564,838.84
  Allocations - Not Disbursed End of Period                             -                  -                -               -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund
  Due To Trust

     Total Due To Trust                                      2,487,712.50       5,744,546.25       994,266.00      847,258.26
                                                             ------------       ------------       ----------      ----------
                                                             2,487,712.50       5,744,546.25       994,266.00      847,258.26



                                                           TRANSFEROR INTEREST
                                                         ------------------------
                                                         Interest       Principal
                                                         ------------------------
INTEREST:                                                       2.00%
---------
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
    Available Interest                                     107,988.52
  Class A1, A2, A3 Notional Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee                                           (12,498.94)
  Capped Expenses                                             (314.92)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses                                                 -
                                                         ------------
  Total Unallocated Interest                                95,174.66
  Excess Interest to Transferor                          1,328,168.65
                                                         ------------
  Net Interest Collections Available                     1,423,343.31
  Interest Collections Allocated to Losses                (277,500.25)
  Accelerated Principal Distribution                                -
                                                         ------------
  Deposit to Reserve Fund                                1,145,843.06
                                                         ------------
  Withdrawal from Reserve Fund
PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                     (5,639.25)
  Loss Reimbursement from Transferor                      (277,500.25)
  Loss Reimbursement from Reserve Fund
                                                         ------------     ---------
  Transferor Ending Certificate Principal Loss Amount     (277,500.25)    (5,639.25)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                   -
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution                  -
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                         -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                          1,145,843.06             -
  Allocations - Current Period                                      -
  Allocations - Not Disbursed Beginning of Period                   -
  Allocations - Not Disbursed End of Period                         -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund                          1,145,843.06             -
  Due To Trust                                                                    -
                                                         ------------     ---------
     Total Due To Trust                                  1,145,843.06             -




                                                                                 CERTIFICATE BALANCE              CLASS A1
                                                                                 -------------------              --------
                                                                Total           Percent        Balance       Percent      Balance
------------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)                       749,988,732.51
Discounted Principal Balance                                749,988,732.51
Initial Notional/Certificate Balance                                     -      100.00%    735,000,000.00    25.71%   189,000,000.00
Percent of ANIV                                                                                     98.00%                    25.20%
Certificate Factor                                                                              1.0000000                  1.0000000
Notional/Certificate Rate                                                                                                     5.265%
Targeted Maturity Dates                                                                                            December 25, 2000
Servicer Advance                                              1,324,812.20
Servicer Payahead                                             1,260,008.73
Number of Contracts                                                 34,185
Weighted Average Lease Rate                                           6.81%
Weighted Average Remaining Term                                       33.8
Servicing Fee Percentage                                              1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value                              749,936,381.31
Discounted Principal Balance                                749,215,169.10
Notional/Certificate Balance                                                               735,000,000.00             189,000,000.00
Adjusted Notional/Certificate Balance                                                      735,000,000.00             189,000,000.00
Percent of ANIV                                                                                     98.01%                    25.20%
Certificate Factor                                                                              1.0000000                  1.0000000
Servicer Advances                                             2,293,941.98
Servicer Pay Ahead Balance                                    1,781,187.36
Maturity Advances Outstanding                                            -
Number of Current Contracts                                         37,582
Weighted Average Lease Rate                                           6.83%
Weighted Average Remaining Term                                       22.2

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value                            749,930,742.06
  Discounted Principal Balance                              749,666,986.13
  Notional/Certificate Balance                                                             735,000,000.00             189,000,000.00
  Adjusted Notional/Certificate Balance                                                    735,000,000.00             189,000,000.00
  Percent of ANIV                                                                                   98.01%                    25.20%
  Certificate Factor                                                                            1.0000000                  1.0000000
  Servicer Advances                                           2,307,260.21
  Servicer Pay Ahead Balance                                  2,059,856.41
  Maturity Advances Outstanding                                          -
  Number of Current Contracts                                       37,943
  Weighted Average Lease Rate                                         6.83%
  Weighted Average Remaining Term                                     21.2

Prior Certificate Interest Payment Date                 September 27, 1999
Next Certificate Interest Payment Date                  December 27, 1999



                                                CLASS A2                     CLASS A3                      CLASS B
                                                --------                     --------                      -------
                                          Percent       Balance         Percent      Balance          Percent      Balance
------------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance      57.76%   424,500,000.00        9.90%     72,800,000.00        6.63%     48,700,000.00
Percent of ANIV                                             56.60%                          9.71%                          6.49%
Certificate Factor                                      1.0000000                      1.0000000                      1.0000000
Notional/Certificate Rate                                   5.413%                         5.463%                         6.959%
Targeted Maturity Dates                         December 25, 2001                 March 25, 2002              December 25, 2003
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                       424,500,000.00                  72,800,000.00                  48,700,000.00
Adjusted Notional/Certificate Balance              424,500,000.00                  72,800,000.00                  48,700,000.00
Percent of ANIV                                             56.61%                          9.71%                          6.49%
Certificate Factor                                      1.0000000                      1.0000000                      1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                     424,500,000.00                  72,800,000.00                  48,700,000.00
  Adjusted Notional/Certificate Balance            424,500,000.00                  72,800,000.00                  48,700,000.00
  Percent of ANIV                                           56.61%                          9.71%                          6.49%
  Certificate Factor                                    1.0000000                      1.0000000                      1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date



                                                               TRANSFEROR INTEREST
                                                               -------------------
                                                                     Balance
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance                             14,988,732.51
Percent of ANIV                                                           2.00%
Certificate Factor
Notional/Certificate Rate
Targeted Maturity Dates
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                     14,936,381.31
Adjusted Notional/Certificate Balance                            14,936,381.31
Percent of ANIV                                                          1.99%
Certificate Factor
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                  14,930,742.06
  Adjusted Notional/Certificate Balance                         14,930,742.06
  Percent of ANIV                                                        1.99%
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date







CURRENT MONTH COLLECTION ACTIVITY                                            VEHICLES
Principal Collections                                                                                 7,337,237.07
Prepayments in Full                                                            158                    3,319,561.62
                                                                               ---
Reallocation Payment                                                            6                        75,314.66
                                                                                -
Interest Collections                                                                                  5,436,383.44
Net Liquidation Proceeds and Recoveries                                                               1,327,458.23
Increase (Decrease) in Maturity Advances                                                                         -
Net Liquidation Proceeds - Vehicle Sales                                                                579,372.82
Non-Recoverable Advances                                                                                (45,133.07)
                                                                                                    --------------
Total Available                                                                                      18,030,194.77




CAPPED AND UNCAPPED EXPENSES:                                                    Amount                           Annual Amount
                                                                         -----------------------             -----------------------
   Total Capped Expenses Paid                                                      15,745.94                        220,443.16
   Total Uncapped Expenses Paid                                                            -                                 -
   Capped and Uncapped Expenses Due                                                        -                                 -
SERVICER'S FEE DUE:
   Servicer's Fee Paid                                                            624,946.99
   Servicer's Fee Balance Due                                                              -
 SUPPLEMENTAL SERVICER'S FEES                                                      66,929.78




REVOLVING PERIOD:                                                               VEHICLES                             AMOUNT
  Beginning Unreinvested Principal Collections                                                                      9,023.10
  Principal Collections & Liquidated Contracts                                                                 12,916,444.65
  Allocation to Subsequent Contracts                                              643                         (12,918,718.60)
                                                                                                             ----------------------
  Ending Unreinvested Principal Collections                                                                        6,749.15




                                                         CLASS A1            CLASS A2              CLASS A3          CLASS B
                                                         --------            --------              --------          -------
                                                         Balance             Balance               Balance           Balance
INTEREST RATE

Three Month LIBOR +                                             0.23%               0.27%               0.32%               2.00%

PRINCIPAL PAYMENTS
Principal Payment due to Investors
Ending Certificate Balance                            189,000,000.00      424,500,000.00       72,800,000.00       48,700,000.00


INTEREST PAYMENTS
Class Interest Rate for Current
 Interest Period                                             5.74625%            5.78625%            5.83625%            7.51625%
Interest Calculation for Current
 Interest Period                                        2,745,270.94        6,208,887.34        1,073,999.69          925,271.25
At Certificate Payment Date:
   Paid to Swap Counterparty                            2,487,712.50        5,744,546.25          994,266.00          847,258.26
   Due to Swap Counterparty                             2,487,712.50        5,744,546.25          994,266.00          847,258.26
   Proration %                             0.00%
   Interest Due to Investors                            2,745,270.94        6,208,887.34        1,073,999.69          925,271.25
   Interest Payment to Investors                        2,745,270.94        6,208,887.34        1,073,999.69          925,271.25

Net Settlement due to / (receive by) Swap
 Counterparty                                             257,558.44          464,341.09           79,733.69           78,013.00

TOTAL PAYMENT TO INVESTORS (PRINCIPAL AND INTEREST)     2,745,270.94        6,208,887.34        1,073,999.69          925,271.25

SWAP SHORTFALL
Prior Swap Interest Shortfall Carryover                            -                   -                   -                   -
Swap Interest Shortfall Inc/(Dec) This Period                      -                   -                   -                   -
Swap Swap Interest Shortfall Carryover                             -                   -                   -                   -

INTEREST RESET
Interest Rate                                           TBD                 TBD                 TBD                   TBD
Number of Days                                          TBD                 TBD                 TBD                   TBD
INTEREST FOR SUCCEEDING CERTIFICATE PAYMENT DATE




                                                        TOTAL CLASS
                                                        -----------
                                                           Balance
INTEREST RATE
Three Month LIBOR +

PRINCIPAL PAYMENTS
Principal Payment due to Investors
Ending Certificate Balance                              735,000,000.00


INTEREST PAYMENTS
Class Interest Rate for Current Interest Period
Interest Calculation for Current Interest Period         10,953,429.23
At Certificate Payment Date:
   Paid to Swap Counterparty                             10,073,783.01
   Due to Swap Counterparty                              10,073,783.01
   Proration %
   Interest Due to Investors                             10,953,429.23
   Interest Payment to Investors                         10,953,429.23

Net Settlement due to / (receive by) Swap
 Counterparty                                               879,646.22

TOTAL PAYMENT TO INVESTORS (PRINCIPAL AND INTEREST)      10,953,429.23

SWAP SHORTFALL
Prior Swap Interest Shortfall Carryover                              -
Swap Interest Shortfall Inc/(Dec) This Period                        -
Swap Swap Interest Shortfall Carryover                               -

INTEREST RESET
Interest Rate                                            TBD
Number of Days                                           TBD
INTEREST FOR SUCCEEDING CERTIFICATE PAYMENT DATE














I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ HOLLY PEARSON
------------------------------------------
Holly Pearson, Treasury Operations Manager